UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 4, 2026
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BURFORD CAPITAL LIMITED
(Exact name of registrant as specified in its charter)
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Guernsey	001-39511	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Ground Floor, Mill Court, La Charroterie
St. Peter Port
Guernsey GY1 1EJ
(Address of principal executive offices) (Zip code)

+44 1481 723 450
(Registrant’s telephone number, including area code)

Oak House, Hirzel Street, St. Peter Port
Guernsey GY1 2NP
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Ordinary shares, no par value	BUR	New York Stock Exchange
Ordinary shares, no par value	BUR	London Stock Exchange AIM
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
On November 4, 2026, Burford Capital Limited (the “Company”) issued a press release and a detailed presentation announcing its financial results for the three and nine months ended September 30, 2026.
A copy of the press release and the presentation are attached to this Current Report on Form 8-K as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits.
    (d)    Exhibits

Exhibit No.	Description

99.1	Press release, dated November 4, 2026.

99.2	Presentation, dated November 4, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

The information included in Item 2.02 “Results of Operations and Financial Condition” and Item 9.01 “Financial Statements and Exhibits” of this Current Report on Form 8-K (including the exhibits hereto) is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18 of the Exchange Act, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BURFORD CAPITAL LIMITED

By:	/s/ Jordan D. Licht
Name: Jordan D. Licht
Title: Chief Financial Officer

Date: November 4, 2026